[TIAA-CREF LOGO]      SUPPLEMENT NO. 1, DATED JUNE 30, 2002
                       TO TIAA-CREF LIFE FUNDS PROSPECTUS
                               DATED APRIL 1, 2002


THE TEXT OF THE FIFTH SENTENCE UNDER THE HEADING "SUMMARY INFORMATION - GROWTH EQUITY FUND - PRINCIPAL INVESTMENT STRATEGIES" IN THE PROSPECTUS IS REVISED TO READ AS FOLLOWS:

Effective October 2002, the benchmark index for the Growth Equity Fund is the Russell 1000(R) Growth Index.

THE TEXT OF THE THIRD SENTENCE OF THE SECOND PARAGRAPH UNDER THE HEADING "PRICING OF FUND SHARES" IN THE PROSPECTUS, REGARDING HOW CERTAIN MONEY MARKET INSTRUMENTS ARE VALUED, IS REVISED TO READ AS FOLLOWS:

Effective July 2002, money market instruments with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.



TC LF PROSS-6/02

[TIAA-CREF LOGO]      SUPPLEMENT NO. 1, DATED JUNE 30, 2002
                             TO TIAA-CREF LIFE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED APRIL 1, 2002


THE SECOND PARAGRAPH UNDER THE HEADING "VALUATION OF ASSETS - DEBT SECURITIES AND MONEY MARKET INSTRUMENTS" IN THE STATEMENT OF ADDITIONAL INFORMATION IS REVISED TO READ AS FOLLOWS:

Effective July 2002, values for money market instruments with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.



TC LF SAIS-6/02